UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) June 24, 2021

MECHANICAL TECHNOLOGY, INCORPORATED

(Exact name of registrant as specified in its charter)

Nevada	000-06890	14-1462255
(State or other jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

325 Washington Avenue Extension Albany, New York	12205
(Address of registrant's principal executive office)	(Zip code)

(518) 218-2550

(Registrant's telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

 Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	MKTY	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company     ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.02	Termination of a Material Definitive Agreement.

On June 24, 2021, Mechanical Technology, Incorporated (the “Company”) and American Stock Transfer & Trust Company, LLC, each a party to a Rights Agreement, dated as of October 6, 2016, which was amended by Amendment No. 1 to Rights Agreement, dated as of October 20, 2016 (collectively, the “Rights Agreement”), entered into Amendment No. 2 to Rights Agreement (the “Amendment”), pursuant to which, with the approval of the Company’s Board of Directors, the Final Expiration Date (as such term is defined in the Rights Agreement) was amended and accelerated from October 26, 2026 to June 24, 2021, and, as a result, the Rights Agreement was terminated effective as of June 24, 2021.

As a result of the termination of the Rights Agreement, certain stockholders of the Company, who, pursuant to the terms of the Rights Agreement, held certain rights entitling them, under certain circumstances, to be issued additional shares of the Company’s common stock, par value $0.001 per share (“Common Stock”), in the event the Company issued shares of its Common Stock to any other person resulting in such person acquiring beneficial ownership of 4.99% or more of the outstanding shares of Common Stock of the Company, are no longer entitled to such rights. These rights were established in an effort to protect the Company’s ability to use its net operating loss carryforwards (“NOLs”). The Board of Directors, in connection with its authorization and approval of the Amendment, determined that keeping the Rights Agreement in effect was placing undue restrictions on the Company’s ability to raise capital, which it determined outweighed any benefits provided to protect the Company’s NOLs.

The above description of the Amendment is a summary of the material terms thereof and is qualified in its entirety by reference to the Amendment, a copy of which is attached hereto as Exhibit 4.1 to this Current Report on Form 8-K (this “Form 8-K”).This Form 8-K and Exhibit 99.1 contain forward-looking statements. Forward-looking statements include, but are not limited to, statements that express the Company’s intentions, beliefs, expectations, strategies, predictions or any other statements related to the Company’s future activities, or future events or conditions. These statements are based on current expectations, estimates and projections about the Company’s business based, in part, on assumptions made by its management. These statements are not guarantees of future performances and involve risks, uncertainties and assumptions that are difficult to predict. Therefore, actual outcomes and results may differ materially from what is expressed or forecasted in the forward-looking statements due to numerous factors, including those risks that may be included in documents that the Company files from time to time with the SEC. Any forward-looking statements speak only as of the date on which they are made, and the Company undertakes no obligation to update any forward-looking statement to reflect events or circumstances after the date of this Form 8-K, except as required by law.

Item 3.03 Material Modification to Rights of Security Holders

The applicable information set forth in Item 1.02 of this Form 8-K is incorporated by reference in this Item 3.03.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
4.1	Amendment No. 2 to Registration Rights Agreement, dated as of June 24, 2021, by and between Mechanical Technology, Incorporated and American Stock Transfer & Trust Company, LLC.

4.2	Rights Agreement, dated as of October 6, 2016, between Mechanical Technology, Incorporated and American Stock Transfer & Trust Company, LLC, as Rights Agent (incorporated by reference from Exhibit 4.1 of the Company's Form 8-K Report filed October 6, 2016).

4.3	Amendment No. 1 dated as of October 20, 2016, to the Rights Agreement, dated as of October 6, 2016, between Mechanical Technology, Incorporated and American Stock Transfer & Trust Company, LLC, as Rights Agent (incorporated by reference from Exhibit 4.2 of the Company's Form 8-K Report filed October 21, 2016).

SIGNATURES

Pursuant to the requirement of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MECHANICAL TECHNOLOGY, INCORPORATED

Date: June 24, 2021	By:	/s/ Jessica L. Thomas
	Name:	Jessica L. Thomas
	Title:	Chief Financial Officer